EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Louis C. Drapeau, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of InSite Vision Incorporated on Form 10-Q for the quarterly period ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report of InSite Vision Incorporated on Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of InSite Vision Incorporated.

By:	/s/ LOUIS C. DRAPEAU
Name:	Louis C. Drapeau
Title:	Interim Chief Executive Officer
(Principal Executive Officer) Chief Financial Officer (Principal Financial Officer)

Date: August 14, 2009